UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2025
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

On November 1, 2024, AGCO Corporation (“AGCO” or the "Company") and its wholly-owned subsidiary Massey Ferguson Corp. completed the sale of the majority of its Grain & Protein (“G&P”) business, which includes the GSI®, Automated Production® (AP), Cumberland®, Cimbria® and Tecno® brands, to A-AG Holdco Limited, an affiliate of American Industrial Partners.

The results of the G&P business through the date of the divestiture were included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments. To maintain comparability of segment financial statement information, the Company has moved the results of the divested G&P business from the North America, South America, Europe/Middle East and Asia/Pacific/Africa segments to “Other” and the Company has recast the segment financial information for net sales and income from operations for each of the respective segments and “Other” for the results of the divested G&P business for each quarter of 2024 and the years ended December 31, 2024 and 2023.

Three Months Ended March 31,	North America	South America	Europe/Middle East	Asia/Pacific/Africa	Total Segments	Other	Total
2024
Net sales(1)	$601.1	$273.0	$1,706.9	$147.6	$2,728.6	$200.1	$2,928.7
Income from operations(2)	28.4	12.0	295.1	9.1	344.6	4.9	349.5
____________________________________
(1)    Of the $200.1 million of the net sales of the divested G&P business recast to “Other”, $128.5 million, $30.4 million, $22.1 million and $19.1 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(2)    Of the $4.9 million of the income (loss) from operations of the divested G&P business recast to “Other”, $14.0 million, $4.2 million, $(12.2) million and $(1.1) million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.

Three Months Ended June 30,	North America	South America	Europe/Middle East	Asia/Pacific/Africa	Total Segments	Other	Total
2024
Net sales(1)	$627.2	$315.9	$1,869.5	$143.5	$2,956.1	$290.5	$3,246.6
Income from operations(2)	36.2	6.4	295.6	10.4	348.6	41.6	390.2
____________________________________
(1)    Of the $290.5 million of the net sales of the divested G&P business recast to “Other”, $210.6 million, $33.0 million, $33.4 million and $13.5 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(2)    Of the $41.6 million of the income (loss) from operations of the divested G&P business recast to “Other”, $40.5 million, $6.2 million, $(7.1) million and $2.0 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.

Six Months Ended June 30,	North America	South America	Europe/Middle East	Asia/Pacific/Africa	Total Segments	Other	Total
2024
Net sales(1)	$1,228.3	$588.9	$3,576.4	$291.1	$5,684.7	$490.6	$6,175.3
Income from operations(2)	64.6	18.4	590.7	19.5	693.2	46.5	739.7
____________________________________
(1)    Of the $490.6 million of the net sales of the divested G&P business recast to “Other”, $339.1 million, $63.4 million, $55.5 million and $32.6 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(2)    Of the $46.5 million of the income (loss) from operations of the divested G&P business recast to “Other”, $54.5 million, $10.4 million, $(19.3) million and $0.9 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.

Three Months Ended September 30,	North America	South America	Europe/Middle East	Asia/Pacific/Africa	Total Segments	Other	Total
2024
Net sales(1)	$564.4	$350.8	$1,266.0	$166.9	$2,348.1	$251.2	$2,599.3
Income from operations(2)	16.3	41.1	89.3	6.8	153.5	34.3	187.8
____________________________________
(1)    Of the $251.2 million of the net sales of the divested G&P business recast to “Other”, $171.7 million, $30.8 million, $32.2 million and $16.5 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(2)    Of the $34.3 million of the income (loss) from operations of the divested G&P business recast to “Other”, $36.4 million, $4.0 million, $(6.3) million and $0.2 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.

Nine Months Ended September 30,	North America	South America	Europe/Middle East	Asia/Pacific/Africa	Total Segments	Other	Total
2024
Net sales(1)	$1,792.7	$939.7	$4,842.4	$458.0	$8,032.8	$741.8	$8,774.6
Income from operations(2)	80.9	59.5	680.0	26.3	846.7	80.8	927.5
____________________________________
(1)    Of the $741.8 million of the net sales of the divested G&P business recast to “Other”, $510.8 million, $94.2 million, $87.7 million and $49.1 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(2)    Of the $80.8 million of the income (loss) from operations of the divested G&P business recast to “Other”, $90.9 million, $14.4 million, $(25.6) million and $1.1 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.

Three Months Ended December 31,	North America	South America	Europe/Middle East	Asia/Pacific/Africa	Total Segments	Other	Total
2024
Net sales(1)	$505.6	$268.8	$1,869.9	$168.3	$2,812.6	$74.7	$2,887.3
Income (loss) from operations(2)	3.1	27.5	281.3	4.9	316.8	(5.7)	311.1
____________________________________
(1)    Of the $74.7 million of the net sales of the divested G&P business recast to “Other”, $41.2 million, $13.2 million, $12.9 million and $7.4 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(2)    Of the $(5.7) million of the income (loss) from operations of the divested G&P business recast to “Other”, $0.9 million, $3.0 million, $(10.0) million and $0.4 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.

Years Ended December 31,	North America	South America	Europe/Middle East	Asia/Pacific/Africa	Total Segments	Other	Total
2024
Net sales(1)	$2,298.3	$1,208.5	$6,712.3	$626.3	$10,845.4	$816.5	$11,661.9
Income from operations(2)	84.0	87.0	961.3	31.2	1,163.5	75.1	1,238.6

2023
Net sales(3)	$3,138.2	$2,078.2	$7,385.2	$793.1	$13,394.7	$1,017.7	$14,412.4
Income from operations(4)	398.1	357.8	1,110.0	78.5	1,944.4	79.2	2,023.6
____________________________________
(1)    Of the $816.5 million of the net sales of the divested G&P business recast to “Other”, $552.0 million, $107.4 million, $100.6 million and $56.5 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(2)    Of the $75.1 million of the income (loss) from operations of the divested G&P business recast to “Other”, $91.8 million, $17.4 million, $(35.6) million and $1.5 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(3)    Of the $1,017.7 million of the net sales of the divested G&P business recast to “Other”, $614.5 million, $156.0 million, $155.3 million and $91.9 million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.
(4)    Of the $79.2 million of the income (loss) from operations of the divested G&P business recast to “Other”, $61.2 million, $28.6 million, $(9.4) million and $(1.2) million were previously included within our North America, South America, Europe/Middle East and Asia/Pacific/Africa segments, respectively.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Damon Audia
Damon Audia Senior Vice President and Chief Financial Officer

Dated: April 24, 2025